Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

GreenSky, LLC
5565 Glenridge Connector, Suite 700
Atlanta, Georgia 30342

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of home improvement contracts in connection with the proposed offering of GreenSky Home Improvement Issuer Trust 2026-A, Series 2026-A Asset Backed Notes. GreenSky, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Contract File and Subsequent Statistical Contract File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Initial Statistical Contract File and Subsequent Statistical Contract File. Additionally, Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 5, 2026, representatives of Wells Fargo, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on May 31, 2026, with respect to 78,359 home improvement contracts (the “Initial Statistical Contract File”). At the Company’s instruction, we randomly selected 155 home improvement contracts from the Initial Statistical Contract File (“Initial Sample Contracts”).

Further, on July 13, 2026, at the instruction of the Company, we accessed the “GreenSky ShareFile Site” and obtained a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business June 30, 2026, with respect to 78,681 home improvement contracts, including 124 of the 155 Initial Sample Contracts (the “Subsequent Statistical Contract File”). At the Company’s instruction, we randomly selected 31 home improvement contracts that were not Initial Sample Contracts (the “Subsequent Sample Contracts”) from the Subsequent Statistical Contract File. The Initial Sample Contracts and Subsequent Sample Contracts are collectively and hereinafter referred to as the “Sample Contracts.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the home improvement contract characteristics (the “Characteristics”) set forth on the Initial Statistical Contract File and the Subsequent Statistical Contract File, as applicable, and indicated below.

Member of
Deloitte Touche Tohmatsu Limited

Characteristics

1.	Contract number (for informational purposes only)	4.	Original pre-amortized period
2.	Step up interest rate	5.	Original term
3.	State	6.	Origination date

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “Installment Loan Agreement.”

The Installment Loan Agreement and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Contract File and the Subsequent Statistical Contract File, as applicable, were found to be in agreement with the above-mentioned Contract Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the home improvement contracts underlying the Initial Statistical Contract File or the Subsequent Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the home improvement contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Contract File or the Subsequent Statistical Contract File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 27, 2026